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                       SECURITIES AND EXCHANGE COMMISSION
                                  UNITED STATES
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) SEPTEMBER 29, 2004
                                                        ------------------

                              INTERMET CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)

            GEORGIA                    0-13787                  58-1563873
            -------                    -------                  ----------
  (State or other jurisdiction       (Commission              (IRS Employer
       of incorporation)             File Number)          Identification No.)

         5445 CORPORATE DRIVE, SUITE 200                       48098-2683
                                                               ----------
                  TROY, MICHIGAN
                  --------------
     (Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number including area code: (248) 952-2500
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 1.03.        BANKRUPTCY OR RECEIVERSHIP.

                  On September 29, 2004, INTERMET Corporation and 17 of its domestic subsidiaries (collectively, the "debtors") filed voluntary petitions in the U.S. Bankruptcy Court for the Eastern District of Michigan seeking relief under chapter 11 of the United States Bankruptcy Code. The debtors are continuing to operate their businesses as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the provisions of the Bankruptcy Code. A copy of the press release disclosing the filing is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

                  The company has obtained a commitment for a twelve-month secured debtor-in-possession (DIP) revolving credit facility of up to $60 million in principal amount from one of its pre-petition lenders. A copy of the press release disclosing the DIP facility is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated by reference herein.

                  On September 30, 2004, several of the debtors' "first day" motions were approved by the Bankruptcy Court. A copy of the press release disclosing the approval of these motions is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated by reference herein.

                  Following is a list of the debtors and the case numbers assigned to each. The cases have been assigned to the Honorable Marci McIvor and are being jointly administered. The case number of the main case, which should be referred to for all docket entries in the cases, is 04-67597.

                             Name of Debtor                    Case Number
                             --------------                    -----------
          INTERMET Corporation                                  04-67597
          Alexander City Casting Company, Inc.                  04-67599
          Cast-Matic Corporation                                04-67605
          Columbus Foundry, L.P.                                04-67609
          Diversified Diemakers, Inc.                           04-67612
          Ganton Technologies, Inc.                             04-67600
          Intermet Holding Company                              04-67601
          Intermet Illinois, Inc.                               04-67604
          Intermet International, Inc.                          04-67607
          Intermet U.S. Holding, Inc.                           04-67598
          Ironton Iron, Inc.                                    04-67603
          Lynchburg Foundry Company                             04-67606


                                       2
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                             Name of Debtor                    Case Number
                             --------------                    -----------
          Northern Castings Corporation                         04-67608
          Sudbury, Inc.                                         04-67613
          SUDM, Inc.                                            04-67602
          Tool Products, Inc.                                   04-67610
          Wagner Castings Company                               04-67614
          Wagner Havana, Inc.                                   04-67611


ITEM 2.04. TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.


                  As a result of the bankruptcy filing, the company is in default under its First Amended and Restated Credit Agreement dated January 8, 2004, as amended by the First Amendment to First Amended and Restated Credit Agreement dated as of April 13, 2004 (together, the "Credit Agreement"), among the company, the lenders who are parties to the Credit Agreement from time to time and the Bank of Nova Scotia, both as lender as administrative and collateral agent for the lender group. As a result of this default, the commitments under the Credit Agreement have terminated and all borrowings, together with accrued interest, and all other amounts owed by the company, including all amounts under outstanding letters of credit, are due and payable in the amount of approximately $69,900,000 million.

                  The bankruptcy filing has also caused the company to be in default of its indenture dated as of June 13, 2002 among the company, certain of the company's domestic subsidiaries and U.S. Bank National Association, as trustee. The indenture governs the company's $175 million aggregate principal amount of its 9-3/4% Senior Notes Due 2009. As a result of the default, the principal amount of the notes plus approximately $4,900,000 of accrued and unpaid interest is due and payable.

                  The ability of the creditors of the company and its subsidiaries to seek remedies to enforce their rights under the Credit Agreement and the indenture are stayed as a result of the bankruptcy filing and the creditors' rights of enforcement are subject to the applicable provisions of the Bankruptcy Code.

                                       3


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ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(a)      Not applicable
(b)      Not applicable
(c)      Exhibits:

         The following exhibits are being filed herewith:

         99.1     INTERMET Corporation press release dated September 29, 2004.

         99.2     INTERMET Corporation press release dated October 4, 2004.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 INTERMET CORPORATION


October 5, 2004                  By:  /s/  Alan J. Miller
                                           Alan J. Miller
                                           Vice President, General Counsel and
                                           Assistant Secretary


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                                 EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

99.1            INTERMET Corporation press release dated September 29, 2004.

99.2            INTERMET Corporation press release dated October 4, 2004.